UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K AMENDED

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 8, 2008
(Amends Form 8-K filed April 17, 2007)

FRIENDLY ENERGY EXPLORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-31423	91-1832462
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. Number)

502 North Division Street, Carson City, NV
(Address of principal executive offices)

(702) 953-0411
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 3. Securities and Trading Markets
Item 3.03. Material Modification to Rights of Security Holders

On March 24, 2008, Friendly Energy Exploration affected a 25-for-1 reverse stock split of its common stock. Pursuant to the reverse stock split, every twenty-five shares of authorized and outstanding common stock will be reclassified and combined into one new share of common stock. As of the opening of the day on March 24, 2008, the Company's common stock will begin trading on a split-adjusted basis.

The exercise or conversion price and the number of shares issuable under the Company's outstanding stock options will be proportionately adjusted to reflect the 25-for-1 reverse stock split. The Company’s preferred shares will not be adjusted to reflect the 25-for-1 reverse stock split. No fractional shares will be issued in connection with the reverse stock split. Stockholders who are entitled to fractional shares will receive shares rounded up to the nearest whole share.

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant

A new independent accountant has been engaged as the Company’s principal accountant. The following disclosures are provided as required by Regulation S-K Item 304(a):

1.	The former accountant was in effect dismissed on March 12, 2008 when we engaged a new principal accountant.

2.
The principal accountant's report on the financial statements for the past two years did not contain any adverse opinion, disclaimer of opinion, modification, or qualification with the exception of the following qualification contained in the Report of Independent Registered Public Accounting Firm that accompanied the Financial Statements in the Form 8-Ks filed with the SEC: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and has not yet commenced operations. This raises substantive doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

3.	The decision to change accountants was approved by the Board of Directors on March 12, 2008.

4.
During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5.
During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal of the former accountant, there were no reportable events of the kind listed in Item 304(a)(1)(v) (A through D).

6.	A letter from our former accountant regarding paragraphs 1 through 5 above is attached as Exhibit 16.

7.
A new independent accountant has been engaged to audit the Company’s financial statements. This new accountant is Mr. John Kinross-Kennedy, CPA of Irvine, California. He was engaged on March 12, 2008. During the registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new principal accountant, we did not consult the new principal accountant regarding any of the matters in Item 304(a)(2) (i) and (ii).

Section 5. Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 3, 2008, The Company’s Articles of Incorporation were amended to change the name of the corporation from FRIENDLY ENERGY CORPORATION to FRIENDLY ENERGY EXPLORATION.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friendly Energy Exploration

Date: May 8, 2008	By:	/s/ Donald L Trapp
Secretary

Exhibits:
Exhibit 16 - Letter Re Change in Certifying Accountant
Correspondence with Commission - Letter to Staff Accountant Re Amended Form 8-K